Exhibit 10.3

THIRD AMENDMENT
TO THE
BOSTON PROPERTIES, INC.
1999 NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

The Boston Properties, Inc. 1999 Non-Qualified Employee Stock Purchase Plan, as amended (the “Plan”), is hereby amended as follows.
1.Section 6(a)(2)(b) of the Plan is amended by deleting the reference to “$10,000” and replacing it with “$25,000.”
2.Except as so amended, the Plan is hereby confirmed in all other respects.
Executed this 20th day of May, 2021.

BOSTON PROPERTIES, INC.

By: /s/ Eric G. Kevorkian
Name: Eric G. Kevorkian
Title: Senior Vice President, Senior Corporate Counsel